JURIKA & VOYLES FUND GROUP


                          Supplement dated May 1, 1998
                     to Prospectus dated September 22, 1997


For Investors in the Jurika & Voyles Mini-Cap Fund:

Guy Elliffe, who has co-managed this Fund with Paul Meeks since October 1, 1997, is now responsible for the day-to-day management of the Fund in conjunction with Bill Jurika and the Investment Committee. Messrs. Elliffe and Jurika and the Investment Committee will continue to be backed by the in-house team of industry analysts at Jurika & Voyles.

Mr. Elliffe joined Jurika & Voyles in 1995. He currently serves as Director of Research and Sr. Investment Officer for Jurika & Voyles, and is a voting member of its Investment Committee. Mr. Jurika is a co-founder of Jurika & Voyles and both its Chief Executive Officer and Chief Investment Officer. Please see the Prospectus for further information regarding Messrs. Elliffe and Jurika and the Investment Committee.

Paul Meeks, a co-manager of the Fund since October 1, 1997, will no longer have responsibility for managing the Fund.